Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
August 31, 2000



        Expected B Maturity                         11/15/01


        Blended Coupon                               6.9196%



        Excess Protection Level
          3 Month Average   5.41%
          August, 2000   5.45%
          July, 2000   5.96%
          June, 2000   4.81%


        Cash Yield                                  19.12%


        Investor Charge Offs                         4.51%


        Base Rate                                    9.15%


        Over 30 Day Delinquency                      4.84%


        Seller's Interest                           10.94%


        Total Payment Rate                          14.32%


        Total Principal Balance                     $ 55,220,806,818.68


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 6,039,606,300.19